RELATED PARTIES	12 Months Ended
Dec. 31, 2025
Related Party [Abstract]
RELATED PARTIES	RELATED PARTIES
Pembina enters into transactions with related parties in the normal course of business and all transactions are measured at their exchange amount, unless otherwise noted. Pembina provides management and operational oversight services, on a fixed fee and cost recovery basis, to certain equity accounted investees. Pembina also contracts for services and capacity from certain of its equity accounted investees, advances funds to support operations and provides letters of credit, including financial guarantees.
A summary of the significant related party transactions and balances are as follows:

For the years ended December 31 ($ millions)	2025	2024
PGI	242	242
Cedar LNG	19	26
Aux Sable(1)	—	32
Alliance(1)	—	4
Other(2)	—	2
Total services provided(3)	261	306
PGI	8	8
Alliance(1)	—	3
Total services received	8	11

As at December 31 ($ millions)	2025	2024
PGI	39	34
Cedar LNG	4	2
Greenlight(4)	27	—
Other(2)	—	1
Trade receivables and other	70	37
Right-of-use assets(5)	32	—
Lease liabilities(5)	32	—
(1)    As of April 1, 2024, following the completion of Pembina's acquisition of a controlling interest in Alliance and Aux Sable, these entities became consolidated subsidiaries of Pembina and, as such, are no longer related parties.
(2)    Other includes transactions with Grand Valley and ACG.
(3)    Services provided by Pembina include payments made by Pembina on behalf of related parties.
(4)    On November 5, 2025, Pembina issued a $27 million promissory note to Greenlight, with a 10.0 percent annual interest rate payable semi-annually, with an optional prepayment, and a maturity date of the earlier of five days after Greenlight's positive final investment decision or September 30, 2026.
(5)    As at December 31, 2025, Pembina had a lease arrangement with PGI for the use of a natural gas storage asset. Under the terms of the agreement, Pembina recognized a right-of-use asset and a corresponding lease liability. The lease commenced on September 1, 2025 and has a term of 15 years. Lease payments are made on a monthly basis and are structured as a combination of a fixed fee and flow-through charges.
Key Management Personnel and Director Compensation
Key management consists of Pembina's directors and certain key officers.
Compensation
In addition to short-term employee benefits, including salaries, director fees and short-term incentives, Pembina also provides key management personnel with share-based compensation, contributes to post employment pension plans and provides car allowances, parking and business club memberships.
Key management personnel compensation comprised:

For the years ended December 31
($ millions)	2025	2024
Short-term employee benefits	16	11
Share-based compensation and other(1)	26	13
Total compensation of key management	42	24
(1)    Includes termination benefits.
Transactions
Key management personnel and directors of Pembina control less than one percent of the voting common shares of Pembina (consistent with the prior year). Certain directors and key management personnel also hold Pembina preferred shares. Dividend payments received for the common and preferred shares held are commensurate with other non-related holders of those instruments.
Certain officers are subject to employment agreements in the event of termination without just cause or change of control.
Post-Employment Benefit Plans
Pembina has significant influence over the pension plans for the benefit of their respective employees. No balance payable is outstanding at December 31, 2025 (2024: nil).

($ millions)		Transaction Value Years Ended December 31
Post-employment benefit plan	Transaction	2025	2024
Defined benefit plan	Funding	17	18